Summary Prospectus Supplement	June 30, 2021

Putnam Fixed Income Absolute Return Fund
Summary Prospectus dated February 28, 2021

Effective June 30, 2021, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Albert Chan, Head of Portfolio Construction, portfolio manager of the fund since 2017

Michael Salm, Co-Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2008

Paul Scanlon, Co-Head Corporate and Tax-exempt Credit, portfolio manager of the fund since 2008

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund

326669 6/21